                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Filed by the Registrant[X]         Filed by a Party other than the
                                          Registrant [ ]

  Check the appropriate box:

  [ ]   Preliminary Proxy Statement
  [ ]   Confidential, for Use of the Commissions Only (as permitted by
            Rule 14a-6(e)(2))
  [X]   Definitive Proxy Statement
  [ ]   Definitive
  [ ]   Soliciting Material Pursuant to ss.240.14a-12

                           CVD EQUIPMENT CORPORATION
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of filing fee (Check the appropriate box):

  [X]   No fee required

  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
            0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction

       (5) Total fee paid:

  [ ]   Fee paid previously with preliminary materials.

  [ ]   Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, Schedule or registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                           CVD EQUIPMENT CORPORATION
                              1860 Smithtown Ave.
                           Ronkonkoma, New York 11779

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 8, 2004

  Dear Stockholders:

  The 2004 Annual Meeting of Stockholders of CVD Equipment Corporation will be held at 10:30A.M., Eastern Daylight Savings Time on September 8, 2004 at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779, for the following purposes:

       1. To elect a board of Directors to serve until the 2005 Annual Meeting of Stockholders;

       2. To ratify the appointment of Albrecht, Viggiano, Zureck & Co. as our independent auditors and public accountants for 2004.

       3. To transact such other business as may properly come before the meeting or any adjournment thereof.

  All stockholders are invited to attend the meeting. Stockholders of record at the close of business on July 14, 2004, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

  Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

  The foregoing items of business are more fully described in the proxy statement that is attached hereto and a part of this notice.

  The Board of Directors unanimously recommends that you vote for all of the proposals.

                 By Order of the Board of Directors

                 /s/  Leonard A. Rosenbaum

                      Leonard A. Rosenbaum
                      Chairman and Chief Executive Officer

  _______________
  Ronkonkoma, New York

                               TABLE OF CONTENTS

                                                                     Page
                                                                    ------
  Voting Procedures and Solicitation                                  4
  Security Ownership of Certain Beneficial Owners and Management      6
  Management                                                          6
  Executive Compensation                                              9

  Section 16(a) Beneficial Ownership Reporting Compliance             10
  Certain Relationships and Related Transactions                      10
  Proposal 1.   Election of Directors                                 10
  Proposal 2.   Ratification of Auditors                              11
  Report of Audit Committee                                           12
  Stockholder Proposals                                               12
  Other Matters                                                       12
  Documents Included in this Proxy Statement                          13


                           CVD EQUIPMENT CORPORATION
                             1860 Smithtown Avenue
                           Ronkonkoma, New York 11779

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                               September 8, 2004

                                  INTRODUCTION

  This proxy statement and the accompanying proxy is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (sometimes referred to in this proxy statement as the Company or CVD), of proxies for use at the 2004 Annual Meeting of Stockholders (Annual Meeting) to be held at the Company's headquarters at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:30 A.M. Eastern Daylight Savings time, on September 8, 2004, or at any adjournment or postponement thereof, for the purpose set forth in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. We intend to mail this proxy statement and the accompanying proxy card on or about August 6, 2004 to all stockholders entitled to vote at the Annual Meeting. This Annual report to Stockholders for the year ended December 31, 2003 is being mailed with this proxy statement, but does not constitute a part hereof.

                          PROCEDURES AND SOLICITATION

  YOUR VOTE IS IMPORTANT

  Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save us the expense of the following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose.

  METHODS OF VOTING

  You may vote by signing and returning the enclosed proxy card or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.

  REVOKING A PROXY

  You may revoke your proxy by:

     o Signing and returning another proxy  card at a later date;

     o Sending written notice of revocation to the Secretary at our offices, located at 1860 Smithtown Avenue, Ronkonkoma, NY 11779; or

     o Informing the Secretary and voting in person at the meeting

    To be effective, a later-dated proxy or written revocation must arrive at our corporate offices before the start of the meeting.

  PROXY SOLICITATION

  We are soliciting the enclosed proxy card on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our directors, officers and employees may solicit proxies by telephone or fax. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. No additional compensation will be paid for such solicitation.

  HOW PROXY CARDS ARE VOTED

  The proxy holders named on the proxy card are Leonard Rosenbaum, our Chairman and Chief Executive Officer, and Glen R. Charles our Chief Financial Officer and Secretary. The proxy holders will vote shares according to the stockholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares FOR the election of the director nominees listed on the card; FOR ratifying the appointment of Albrecht, Viggiano, Zureck & Co., P.C. as our independent auditors for the year ending December 31, 2004; and in their discretion, on any other business that may properly come before the meeting.

  QUORUM AND VOTES REQUIRED

  A majority or the votes of outstanding shares of common stock represented at the Annual Meeting in person or by proxy constitute a quorum. Abstentions and broker non-votes will count towards the quorum. A broker no-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner.

  Directors are elected by a plurality of votes cast, so the five nominees receiving the most votes will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card. Abstention and broker non-votes will count neither for nor against election.

  The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2004 requires the affirmative vote of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

  VOTING RIGHTS, SHARES OUTSTANDING AND VOTES PER SHARE

  Holders of common stock at the close of business on the record date of July 14, 2004 are entitled to vote at the meeting.

  As of the close of business on June 15, 2004, there were 3,039,100 shares of common stock outstanding.

  Each share of common stock is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of June 15, 2004, information regarding the beneficial ownership of our common stock by (a) each person who is known to us to be the owner of more than five percent of our common stock, (b) each of our directors, (c) each of the named executive officers, and (d) all directors and executive officers and executive employees as a group.

                                  Amounts and Nature of    Percent of Class
  Name of Beneficial Owner        Beneficial Ownership (1)       (%)
  --------------------------      ------------------------      ------
  Leonard A. Rosenbaum                  1,307,950 (2)            43.0
  Alan H. Temple Jr.                      203,500 (3)             6.7
  Martin J. Teitelbaum                     33,500 (4)             1.1
  Conrad Gunther                            7,500 (5)             0.2
  All directors and executive officers
  and executive employees as a group
  (four (4) persons)                    1,552,450                51.1

  (1) All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

  (2) Includes 7,500 shares of our common stock underlying exercisable options which are currently exercisable options, but does not include 17,500 shares of common stock which are not currently exercisable.

  (3) Includes an aggregate of 21,000 shares held by Mr. Temple's wife, as to which he disclaims beneficial interest, 7,500 shares of our common stock underlying exercisable options. Does not include 17,500 shares of our common stock underlying options which are not currently exercisable.

  (4) Includes 2,000 shares held by Mr. Teitelbaum's wife and beneficial ownership is therefore disclaimed by Mr. Teitelbaum and 7,500 shares of our common stock underlying exercisable options. Does not include 17,500 shares of our common stock underlying options which are not currently exercisable.

  (5) Includes 7,500 shares of our common stock underlying exercisable options. Does not include 17,500 shares of our common stock underlying options which are not currently exercisable.

                                   MANAGEMENT

  Board of Directors

  Our Certificate of Incorporation and Bylaws provide for our business to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members. Directors are elected for a period of one year and thereafter serve, subject to the bylaws, until the next annual meeting at which their successors are duly elected by the stockholders.

  Name                      Age      Position(s) with the Company
  ---------------------    -----     -----------------------------------
  Leonard A. Rosenbaum      58        Director, Chief Executive Officer,
                                      President
  Alan H. Temple Jr.        70        Director
  Martin J. Teitelbaum      54        Director, Assistant Secretary
  Conrad Gunther            57        Director
  Bruce T. Swan             71        Director
  Glen R. Charles           50        Chief Financial Officer, Secretary

  Leonard Rosenbaum
  -----------------

  Leonard Rosenbaum founded the Company in 1982 and has been its President, Chief Executive Officer and a Director since that date. From 1971 until the time of his affiliation with the Company in 1982, Mr. Rosenbaum was President, Director and principal stockholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of equipment presently manufactured by the Company. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument, a manufacturer of semiconductor materials and equipment.

  Alan H. Temple Jr.
  ------------------

  Alan H. Temple Jr. has been the President of Harrison Homes Inc, a building and consulting firm located in Pittsford, New York since 1977

  Martin J. Teitelbaum
  --------------------

  Martin Teitelbaum is an attorney, who since 1988, has conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm, from 1977 to 1987, Mr. Teitelbaum was a partner in the law firm of Guberman and Teitelbaum. Mr. Teitelbaum became a member of the Board of Directors for the Company in 1985. From September, 1986 until December, 1986, he served as corporate secretary and served again as corporate secretary from August, 1997 to February 1998. Since January, 1987 he has served as the assistant secretary. Mr. Teitelbaum serves as general counsel to the Company.

  Conrad Gunther
  --------------

  Conrad Gunther was elected to the Board of Directors at the annual meeting in 2000. In January 2002, Mr. Gunther formed First City Capital Corp. with his 50% partner. First City was organized as a financial consulting firm providing loan and equity placement services. There are no other employees in the Company and the firm has yet to generate any revenue. In July 2000, Mr. Gunther formed E-Billsolutions, Inc. to provide credit card processing to high-risk merchants. These merchants are internet, mail order and telephone order businesses selling products such as prepaid telephone cards, sunlamps and coffee through "infomercials" or through inbound telemarketing. They are unable to qualify for traditional credit card processing. Mr. Gunther is the sole employee of E-Billsolutions, Inc.. From 1995 until December 2000, Mr. Gunther was the managing director at the Allied Group, an insurance brokerage firm. Prior to that time, he was Executive Vice President of both North Fork Bank and European American Bank. Mr. Gunther was also a Director of Reliance Bancorp until its sale in 2000 to North Fork Bank.

  Bruce T. Swan
  -------------

  Bruce Swan was appointed a member of the Board of Directors on September 23, 2003. Mr. Swan has extensive banking, export and international credit experience. Mr. Swan has held the positions of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at Monsanto Corporation, Vice President and Treasurer at AM International Inc. and President and Founder of Export Acceptance Company. Mr. Swan has served as an adjunct faculty member of New York University's Stern School of Business Administration.

  Glen R. Charles
  ---------------

  Mr. Charles has been the Chief Financial Officer and Secretary of the Company since January 2004. Prior to Mr. Charles employment with the Company, he was the Director of Financial Reporting for Jennifer Convertibles, Inc., a publicly held company traded on the American Stock Exchange. Jennifer Convertibles, Inc. is the owner and licensor of the largest group of sofabed specialty retail stores in the United States. From 1994 to 2002, he
                                       7
  was the Chief Financial Officer of Trans Global Services, Inc., a publicly held Nasdaq traded company, providing temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles also had his own business in the private practice of accounting.

  THE BOARD AND ITS COMMITTEES

  Committees and Meetings

  Our directors are elected at the Annual Meeting of Stockholders and hold office until their successors are elected and qualified. Our officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. [We currently do not have a nominating committee.]

  The Board of Directors held 5 meetings during the 2003 fiscal year. None of the directors attended fewer than 75% of the number of meetings of the Board of Directors or any committee of which he is a member held during the period in which he served as a director or committee member, as applicable.

  Compensation and Option Committee.    The Board of Directors
  serves as the Compensation and Option Committee. Leonard
  Rosenbaum abstains from any matters involving his executive compensation.

  Audit Committee.   The Board of Directors has a separately designated
  standing Audit Committee that consists of Conrad Gunther, Alan H. Temple Jr., Bruce T. Swan and Martin J. Teitelbaum. During the fiscal year ended December 31, 2003, the Audit Committee held five meetings. The Audit Committee is empowered to review the engagement of our independent public accountants and the independence of the public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent public accountants and the results of their audit. Furthermore, the committee reviews the adequacy of our internal control procedures, the structure of our financial organization and the implementation of our financial and accounting policies. Messrs. Gunther, Temple and Swan are "independent" as defined in Section 121(B) of the American Stock Exchange original listing requirements. The Board of Directors has adopted and amended a written charter for the Audit Committee.

  Audit Committee Financial Experts

  Under new SEC rules, companies are required to disclose whether their audit committees have an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934 and whether that expert is "independent" as that term is used in Item 7(d)(3)(iv) of
  Schedule 14A under the Exchange Act. The Board of Directors has determined that Conrad Gunther is an "audit committee financial expert" and is also "independent".

  Code of  Ethics

  A corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is in the process of being prepared

  Legal Proceedings

  On September 24, 1999 the Company was named in a lawsuit filed by Precisionflow Technologies, Inc., in the United States District for the Northern District of New York. The nature of this legal proceeding focused on a purported comment made by CVD's President Leonard Rosenbaum concerning the intellectual property obtained in the purchase of assets of Stainless Design Corporation. On November 10, 1999, the Company responded with a counterclaim for unauthorized use of our intellectual property. It is legal counsel's belief that the lawsuit against CVD is without merit as comments made by Leonard Rosenbaum were truthful and that our counter-suit will be successful as CVD has valid copyrights that were utilized without our authorization. The plaintiff is seeking monetary damages and injunctive relief, however, the Company considers its potential exposure to be negligible and covered by insurance. Further, the claim against CVD does not assert any ownership claim over our intellectual property. Therefore, we do not anticipate any impact above the levels already being experienced. The Company is also seeking monetary damages and injunctive relief in its counter-suit. All pre-trial disclosure has been completed and the case is currently pending decisions on motions and cross motions for summary judgement. No trial date has been set.

  In May 2002, the Company instituted a new action against Precisionflow Technologies, Inc., in the United States District for the Northern District of New York also seeking injunctive relief and monetary damages based upon additional copyright violations. A motion by Precisionflow Technologies, Inc. to dismiss this action has been pending since June 2002.

                             EXECUTIVE COMPENSATION

  Summary Compensation Table

  The following table sets forth compensation paid for the years ending
  December 31, 2003, 2002 and 2001, or such shorter period as such employees were employed by us, to those persons who were either (a)
  the chief executive officer as of December 31, 2003 or (b) one of our four other most highly compensated executive officers or executive employees as of December 31, 2003 whose total annual salary and other compensation exceeded $100,000 (collectively with the Chief Executive
  Officer, the "Named Executive Officers").
                           Annual Compensation       Long -term Compensation
                                                      Awards        Payouts
                                                          Securities
  Name and principal                                      Underlying
  position               Year    Salary   Bonus           options/
  ---------------------  ----    -------  ------    -------------------------
                                   $        $                #
       (a)               (b)       (c)                      (g)
  Leonard A. Rosenbaum   2003    165,645                  15,000(1)
    President and Chief  2002    165,478  20,000             0
    Executive Officer    2001    170,434                     0

  ________________
  (1) On September 23, 2003, Mr. Rosenbaum was granted options to purchase 15,000 shares of our common stock at $1.40 per share.

  The company is the owner of a life insurance policy on the life of Leonard Rosenbaum in the amount of $2,000,000. The Company is the sole beneficiary of said policy.


  Aggregated Option Exercises in Last Year and Year End Option Values

  The following table provides information regarding the exercise of options by each of the named executive officers during the 2003 year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2003 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.

                                              Number of Securities             Value of Unexercised In-the
                                             Underlying Unexercised            Money Options at December
                                              Options at December                  31, 2003 ($) (1)
                                                   31, 2003 (%)
                Shares         Value
              Acquired on    Realized
  Name        Exercise ($)      ($)     Exercisable   %   Unexercisable   %    Exercisable  Unexercisable
  ----------  ------------   --------   -----------  ---  -------------  ---   -----------  -------------
  Leonard A.
  Rosenbaum      N/A           N/A         7,500     3.8      17,500     10.3       0             0
  (2),(3)

  (1) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for our common stock of $1.30, the closing sale price per share of our common stock as reported on the American Stock Exchange on December 31, 2003, less the exercise price of each option.
  (2) Includes 10,000 options granted on August 1, 2003 at an exercise price of $2.00 per share.
  (3) Includes 15,000 options granted on September 23, 2003 at an exercise price of $1.40 per share.

  Director Compensation

  Directors of the Company are not regularly compensated for being on the Board of Directors. However, during the fiscal year ending December 31, 2000, non-qualified options to purchase 10,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum and Gunther. These options were issued to the directors on August 1, 2000 at a grant price equal to the then current market price of $2.00. On September 23, 2003, non-qualified options to purchase 15,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum, Gunther and Swan at a grant price equal to the then current market price of $1.40. An option granted shall become exercisable in 25% installments commencing one year from the anniversary of the date of grant.

  Compensation Committee Interlocks and Insider Participation

  The Board of Directors serves as the Compensation and Option Committee. Leonard Rosenbaum abstains from any matters involving his executive compensation. None of our officers or employees serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors, officers and ten percent stockholders. To our knowledge, based solely on our review of (a) the copies of such reports and amendments thereto furnished to us and (b) written representations that no other reports were required, during our fiscal year ended December 31, 2003, all of the filings for our officers, directors and ten percent stockholders were made on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  During 2003, the Company incurred approximately $41,000 in legal fees to Martin J. Teitelbaum, a director of the Company and principal attorney for the law offices of Martin J. Teitelbaum.

          PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

  At the time of the Annual Meeting, the Board of Directors will consist of five incumbent members who are seeking to be elected at the meeting to serve until the next annual meeting or special meeting of stockholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy. Each of the nominees is currently one of our directors.

  The board of Directors has nominated Leonard A. Rosenbaum, Alan H. Temple Jr., Martin J. Teitelbaum, Conrad Gunther and Bruce T. Swan for election as our directors.

  Required Vote

  The approval by a plurality of votes cast is required for the election of directors, therefore the five nominees receiving the most votes will be elected.

  THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS IN THIS PROXY STATEMENT.

  PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ALBRECHT, VIGGIANO, ZURECK
                                  & CO., P.C.

  We recommend voting FOR the ratification of the appointment of Albrecht, Viggiano, Zureck & Co., P.C. ("AVZ"), as our independent auditors and public accountants for the fiscal year ending December 31, 2004. AVZ served as our independent auditors for the fiscal years ended December 31, 2003 and 2002. We have requested that a representative of AVZ attend the meeting. The representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

  Audit and Non-Audit Fees

  The following table presents fees for professional audit services rendered by AVZ for the audit of our financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by AVZ during these periods.

                                    2003            2002
                                ------------    ------------
  Audit fees: (1)                 $57,000         $50,350

  Audit related fees: (2)           3,675           4,710

  Tax fees: (3)                     3,000           3,000
                                ------------    ------------

  Total                           $63,675         $58,060
                                ------------    ------------

  (1) Audit fees consisted of audit work performed in the preparation and review of our annual financial statements and review of financial statements included in our quarterly reports filed with the Securities and Exchange Commission.
  (2) Audit related fees consisted principally of assistance in connection with the interpretation of comment letters we received from the SEC regarding our annual statement for the fiscal year 2002 and quarterly statements for March 31, 2003, June 30, 2003 and September 30, 2003.
  (3) Tax fees consisted principally of tax preparation, compliance, advisory and planning services.

  Our Audit Committee pre-approved the retention of Albrecht, Viggiano, Zureck & Co., P.C. for audit and tax services. The auditor's fees are arranged with management and annually summarized for the Audit
  Committee's review and approval. All other permitted services require specific pre-approval by the Audit Committee.

  Report of the Audit Committee

  We have reviewed and discussed the audited financial statements for the year ended December 31, 2003 with the Company's management and have discussed with Albrecht, Viggiano, Zureck & Co., P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, we have received from AVZ the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence discussions with Audit Committees, and we have discussed with AVZ their independence.

  Based on these reviews and discussions, we recommended to the Board of Directors that the audited financial statements be included in our Annual Report on form 10-K for the year ended December 31, 2003.

                              THE AUDIT COMMITTEE
  Conrad Gunther, Alan H. Temple Jr., Martin J. Teitelbaum and Bruce T. Swan

  Required Vote

  The approval of a majority of the shares present in person or represented by proxy and entitled to vote, assuming a quorum, at the Annual Meeting, is required for ratification of the appointment of independent auditors and public accountants.

  THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF ALBRECHT, VIGGIANO, ZURECK & Co., P.C. AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

           DEADLINE FOR STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at our 2005 Annual Meeting of Stockholders must be received at our offices at 1860 Smithtown Avenue, Ronkonkoma, New York 11779, no later than December 31, 2004, for inclusion in our proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If we do not receive notice of any manner to be considered for presentation at the Annual Meeting, management proxies may offer discretionary authority to vote on matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934.

  For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, Security and Exchange Commission rules permit proxies to be voted at the discretion of management if (a) we receive notice of the proposal before the close of business on March 15, 2005 and advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) we do not receive notice of the proposal prior to the close of business on March 15, 2005.

                                 OTHER MATTERS

  The Board is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgement in the interest of CVD Equipment Corporation.

                  DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

  WE ARE PROVIDING HEREWITH, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEBMER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 1860 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK 11779, AND THE COMPANY'' TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

  By Order of the Board of Directors

                           CVD EQUIPMENT CORPORATION

                         Annual Meeting of Stockholders
                               September 8, 2004

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned stockholder of CVD Equipment Corporation ("Company") hereby constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:30 A.M., Eastern Daylight Savings Time, on September 8, 2004 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
  DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                Please Detach and Mail in the Envelope Provided
                           [X] Please mark your votes
                            as in this example using
                                 dark ink only.

  1.   To elect a Board of Directors to serve until the 2005 Annual Meeting of
       Stockholders:

    FOR [   ]              WITHHOLD [   ]             Nominees:
    all nominees           AUTHORITY                  Leonard A. Rosenbaum
    listed at right        to vote for all            Martin J. Teitelbaum
    (except as marked      nominees listed at right   Alan H. Temple Jr.
    to the contrary above)                            Conrad J. Gunther
                                                      Bruce T. Swan

   INSTRUCTION: To withhold authority to vote for any individual nominee(s), draw a line through the name of the nominee(s) above.

  2. To ratify the appointment of Albrecht, Viggiano, Zureck & Co. as our independent auditors and public accountants for 2004.

                  FOR             AGAINST         ABSAIN
                  [ ]             [ ]             [ ]

  3. To transact such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which are hereby acknowledged.

  Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.

  Signature(s)  ____________________      Signature  _____________________
  Dated:  _________________

  NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executives, administrators, trustees, etc. should state full title or capacity. Joint owners should each sign.